    As filed with the Securities and Exchange Commission on March 22, 1999
                          Registration No. 333-40259
================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                             _____________________
                        Post-Effective Amendment No. 1
                                      To
                                   FORM S-3
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933
                             _____________________
                             SIEBEL SYSTEMS, INC.
            (Exact name of registrant as specified in its charter)

         DELAWARE                      7372                             94-3187233
(State of Incorporation)    (Primary Standard Industrial    (I.R.S. Employer Identification No.)
                             Classification Code Number)

                             _____________________
                            1855 South Grant Street
                         SAN MATEO, CALIFORNIA  94402
                                (650) 295-5000
  (Address, including zip code, and telephone number, including area code of
                   Registrant's principal executive offices)
                             _____________________
                               THOMAS M. SIEBEL
                     Chairman and Chief Executive Officer
                            1855 SOUTH GRANT STREET
                         SAN MATEO, CALIFORNIA  94402
                                (650) 295-5000
(Name, address, including zip code, and telephone number, including area code, of agent for service)
                             _____________________
                                  Copies to:
                             ERIC C. JENSEN, ESQ.
                              Cooley Godward LLP
                  FIVE PALO ALTO SQUARE, 3000 EL CAMINO REAL
                           PALO ALTO, CA  94306-2155
                                (650) 843-5000
                             _____________________

                      TERMINATION OF OFFERING AND REMOVAL
                        OF SECURITIES FROM REGISTRATION

     Pursuant to an undertaking made in Item 17 of the Registration Statement as filed with the Commission on November 14, 1997 (Registration No. 333-40259), the Registrant hereby removes from registration 974,498 shares of Common Stock of the Registrant.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Mateo, State of California on March 22, 1999.

                                             SIEBEL SYSTEMS, INC.



                                        By:  /s/ Howard H. Graham
                                             --------------------
                                             Howard H. Graham
                                             Senior Vice President,
                                             Finance and Administration
                                             and Chief Financial Officer

     Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 1 to the Registration Statement has been signed below by the following persons in the capabilities and on the date indicated.


            SIGNATURE                                  Title                             Date
/s/ Howard H. Graham            *         Chairman of the Board of Directors          March 22, 1999
---------------------------------         and Chief Executive Officer
      Thomas M. Siebel                    (Principal Executive Officer)


/s/ Howard H. Graham                      Senior Vice President, Finance and          March 22, 1999
---------------------------------         Administration and Chief Financial
      Howard H.  Graham                   Officer
                                          (Principal Financial and Accounting
                                          Officer)

/s/ Howard H. Graham  Schmidt   *         Director                                    March 22, 1999
---------------------------------
      Eric E. Graham


/s/ Howard H. Graham            *         Director                                    March 22, 1999
---------------------------------
      James C. Gaither


 /s/ Howard H. Graham           *         Director                                    March 22, 1999
---------------------------------
      George T. Shaheen


/s/ Howard H. Graham            *         Director                                    March 22, 1999
---------------------------------
      Charles R. Schwab


/s/ Howard H. Graham            *         Director                                    March 22, 1999
---------------------------------
      A. Michael Spence

*    Howard H. Graham as attorney-in-fact

                                      II-2